August 4, 2021 Training the Immune System to Fight Cancer John K. Celebi, MBA President & Chief Executive Officer September 8, 2021 Exhibit 99.1

This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.  This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this presentation, the words "may," "believes," "intends," "seeks," "anticipates," "plans," "estimates," "expects," "should," "assumes," "continues," "could," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development, conduct of clinical trials and related regulatory requirements, our reliance on third parties over which we may not always have full control, and other risk and uncertainties that are described in our Annual Report on Form 10-K filed with the SEC on March 30, 2021 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.   Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Disclaimer

Generate anti-tumor T-cells Unleash anti-tumor T-cells ImmunoPhage™ Platform Powerfully self-adjuvanted nanoparticle vaccine can drive B cell and T cell responses Multi-antigen vaccine enables personalized approach from “off-the-shelf” components Targets APCs Enhanced through addition of immunostimulatory nanobodies & cytokines TMAb™ (Tumor Microenvironment Activated Biologics) Platform Next-generation tumor activated mAbs Binding only in the low-pH tumor microenvironment Target checkpoints and/or other immune pathways Enable improved PK/PD and toxicity profiles Two Platforms to Unleash Anti-Cancer T-cell Activity

T cell APC Peptide TCR HLA T cell Immune Checkpoint Focus on multi-antigen approach for HLA-mediated immunotherapy to GENERATE anti-tumor T-cells ImmunoPhage™ TMAb Target Cell Focus on novel immune checkpoints to UNLEASH anti-tumor T-cells T-Cells Are Central to Our Approach and the Key to Unlocking Groundbreaking Clinical Activity

Two Platforms Provide Broad Pipeline Opportunities TMAb* Platform ImmunoPhage™ Platform *Tumor Microenvironment Activated biologics In-house GMP manufacturing capabilities Business Development Strong Cash Position Positioned to Drive Value with Next Generation Product & Platform Development

Pipeline Utilizing Pioneering ImmunoPhage Platform, TMAb Platform Program (Target) Indication Discovery IND-enabling Phase 1 / 2 Clinical TMAb SNS-101 (VISTA) Solid Tumors SNS-VSIG4 Solid Tumors ImmunoPhage SNS-401-NG (Multiple Tumor Antigens) Merkel Cell Carcinoma Head and Neck Cancer Lung Cancer Melanoma Breast Cancer

TMAb (Tumor Microenvironment Activated biologics) Platform

Antibodies that bind at physiological pH may encounter a “sink” Prevents effective binding at the tumor and may lead to toxicity TMAb antibodies bypass tissue compartments other than the low-pH tumor microenvironment Potential for improved safety and clinical activity profile pH 7.4 pH 7.4 pH 7.4 pH 6.0 pH 6.0 pH 6.0 TMAb PLATFORM pH-sensitive Antibodies Only Bind their Targets in the Low-pH Tumor Microenvironment The tumor microenvironment of pH 6.0 is lower than physiological pH of 7.4 Sensei’s technology identifies pH-sensitive antibodies that bind only at the tumor

Joshi et al, Journal of Clinical Pharmacology, 2006 TMAb Platform Antibodies that bind at physiological pH may result in rapid elimination from circulation through targeted-mediated drug disposition (TMDD) In such cases, efficacious drug occupancy levels may be difficult to reach, potentially narrowing the therapeutic window  Why a pH-sensitive Antibody is Important

ImmunoPhage™ Platform

Ubiquitous viruses that infect bacteria but not mammalian cells. Adept at activating the human immune system in multiple unique ways  Bacteriophage

ImmunoPhage Platform Generating Strong Antibody and T-cell Responses Bacteriophage virus is engineered and manufactured with both antigen and immune stimulatory viral DNA Viral DNA (self-adjuvant) Target antigen The ImmunoPhage™ bacteriophage is an icosahedron with a tail. This configuration can be viewed as an activating signal to the immune system

Generating Strong Antibody and T-cell Responses ImmunoPhages are taken-up by APCs and deliver three critical signals required to drive activation of T cells. Antigen cross presentation Positive co-stimulation Generation of Th1-biased immune response & cytokines CD28 CD80 T cell receptor Antigen T- Cell Phage taken up by antigen presenting cells 1 2 3 1 2 3 Cytokines

Our ImmunoPhages can mount a multi-modal attack on cancer, combining the benefits of a traditional vaccine with localized gene therapy Targeted therapeutic vaccine MHC-mediated immunity Bacteriophage have natural tropism for APCs Can be further targeted to APCs with non-antigen capsid modifications Gene therapy vehicle Phage containing self-replicating RNA Used to deliver payloads consisting of immunomodulatory proteins or nanobodies Phortress™ library Personalized - yet off the shelf - medicines Pre-manufactured cost effectively - then combined based on genetic profile ImmunoPhage™ A Multi-Pronged Approach to Address the Complexities of Cancer

Pipeline Programs

1 Lines et al. Cancer research vol. 74,7 (2014) 2 Gao et al. Nature medicine vol. 23,5 (2017) VISTA: An Emerging Checkpoint Target on Myeloid Cells First TMAb™ program against VISTA B7 family ligand Expressed on myeloid cells, macrophages, NK cells and T-regs1 Inhibition of VISTA may lead to activation of myeloid cells Excellent therapeutic combinability with CTLA-4 or PD-1/PD-L1 ICIs, especially in cold tumors2  VISTA expression correlates with poor survival rates across multiple cancers Novel development program with no approved therapies VISTA is a Negative Regulator of T cell Function

Increased Understanding of VISTA as a Promising Target to Address the Needs of Patients with Cancer

VISTA’s extracellular domain is uniquely rich in histidines¹ Histidines are protonated at low pH enabling VISTA to distinguish the active (acidic pH) and inactive (neutral pH) PSGL-1 binding interface 1. Johnston et al., Nature 2019 VISTA Checkpoint is Activated at the Low pH of the Tumor Microenvironment Antibodies that block VISTA histidines: H153, H154 and H155 on interrupt PSGL-1 binding1

TMAb Platform Anti-VISTA Programs in Development BMS Kineta CI-8993 (formerly JNJ-61610588) PF-W0180 HMBD-002 pH Sensitivity Yes Yes No No No No Stage Preclinical Preclinical Preclinical Phase I Phase I Phase I Clinical Data / Notes Preclinical data to be presented by year-end 2021 IND-enabling studies to initiate by year-end 2021 N/A N/A JNJ initiated Phase I study in 2016 12 pts enrolled; initial dose was 0.005 mg/kg Only patient treated at 0.3 mg/kg experienced grade 3 CRS-associated encephalopathy and trial was halted Ongoing; no data reported Ongoing; no data reported

Sensei Anti-VISTA Parental mAb Tumor Growth of MC38 in Hu VISTA Knock-in Mice SNS-101 is pH-Sensitive Dosing: 14d @ 20mpk q3d Anti-PD-1 + anti-VISTA Anti-PD-1 Control >600-fold selectivity for pH 6.0 Significant binding occurs at low pH No significant binding observed at physiological pH (7.4) pH-Sensitive Anti-VISTA Antibodies Showed Positive Results In Vivo pH 6.0 pH 7.4 Monovalent Affinity (KD) [nM] 0.218 132 (~No binding)

Second TMAb program B7 family related protein Expressed on macrophages Inhibits T-cell activation Novel therapeutic combinability with existing IO drugs Adapted from Zang et al., J Clin Invest. 2006 VSIG4: A Novel Next Generation Checkpoint Modulating the Tumor Microenvironment No approved therapies against VSIG4

33-46% disease-specific mortality 2,500 cases/yr with disease-specific mortality approaching 50% Vaccine combination therapy in adjuvant or neoadjuvant is attractive and feasible PD-1/PD-L1 refractory MCC remains unmet medical need with aggressive clinical course ~40% MCC patients recur <24 months following definitive local treatment In these cases, expression of a viral antigen (oncogenic T-antigen) appears to be a strictly required tumor driver Researchers at UW have mapped MCPyV epitopes and determined CD8 T-cell, CD4 T-cell, and B-cell epitopes that are antigenic in the context of MCPyV+ MCC tumors. SNS-401-NG Development Collaboration with University of Washington to build first custom Merkel Cell Carcinoma (MCC) vaccine consisting of Merkel Cell Polyoma Virus epitopes and other patient specific antigens SNS-401-NG: Building the First Custom Merkel Cell Polyoma Virus (MCPyV) ImmunoPhage MCC is a rare, aggressive neuroendocrine skin cancer Integration of MCPyV is present in ~80% of U.S. cases

Critical signals of dendritic cell activation show dose-dependent increases when cells are exposed to increasing amounts of ImmunoPhages Mechanism of Action: Activation and Maturation of Dendritic Cells Dose-response of engineered lambda phage on human skin-derived DC cultures Signal: Dendritic cell co-stimulatory molecules Signal: Cytokine secretion

SNS-401-NG Development in Merkle Cell 1. Based on internal data SNS-401-NG has Potential to be First Fully Customized, Yet Off-the-Shelf, Therapy Common Tumor Antigens + MCPyV+ MCC tumors Immunophage expressing MCPyV B- and T-cell antigens Routine Biopsy Tumor Sequencing Immunophage expressing tumor associated antigens Patients would receive a bespoke mixture of ImmunoPhage that included antigens from the MCPyV and a subset of TAA-expressing ImmunoPhage Most MCC tumors contain multipleTAAs1

These “cocktails” are defined by the disease or patient genetics Combinations are customized to cover multiple epitopes, protein domains or targets Each ImmunoPhage is pre-manufactured to target a discrete antigen Cancer Bacteriophage l Genetically engineered bacteriophages each expressing distinct epitopes “Cocktail” of ImmunoPhage expressing multiple B- and T- cell epitopes Phortress: Proprietary Library of Personalized Vaccine Cocktails with Off-the-Shelf ImmunoPhage “ingredients” Immunologically reactive B-and T-cell target epitopes

Neoantigen Prediction Neoantigen ImmunoPhage️ Manufacturing ImmunoPhage Injection Including Neoantigens Deliver neoantigen ImmunoPhage️ cocktail for administration and add neoantigen phages to bank for future use Identify additional tumor specific neoantigens Engineer novel ImmunoPhages️ expressing distinct tumor specific epitopes Off-the-Shelf + Patient-specific Neoantigen Therapy Personalized yet Off-the Shelf TAA Therapy High speed and low cost-of-goods of ImmunoPhage allows a broader array of antigens Personalized Immunotherapy Approach Could Accelerate Speed to Treatment Routine Biopsy Clinical biopsy of tumor as input material Tumor Sequencing Tumor DNA Tumor RNA Normal DNA Assemble a personalized cocktail from off-the-shelf TAA ImmunoPhage for administration Personalized yet Off-the-shelf ImmunoPhage Cocktail

Sensei’s Vision to Capture Platform and Pipeline Value 2016 Measured investments in platform Advanced first program into clinic Absorb key learnings and refine technology 2021 Feb 2021: IPO 2026 Focus on Platform Innovation and New INDs Invest in Manufacturing and Supply Chain Commercial Capabilities and Pipeline Strength Research and Technology Pipeline and Product Candidates

Michael Boychyn, PhD SVP, CMC Jean Campbell, PhD VP, Biologics Discovery Bao Le VP, Regulatory John Celebi, MBA President and CEO Marie-Louise Fjaellskog, MD, PhD Chief Medical Officer Robert Pierce, MD Chief Scientific Officer Proven Team With Deep Experience Erin Colgan SVP, Finance and Administration Elisabeth Colunio VP, Human Resources Lora Pike VP, Investor Relations Communications Pauline Callinan, PhD VP, Business Operations and Strategy Alice Drumheller VP, Clinical Operations Edward van der Horst, PhD VP, Preclinical Development

Upcoming Expected Program Milestones SNS-101 (anti-VISTA) YE 2021: Present preclinical data at scientific meeting Select lead candidate Initiate IND-enabling studies SNS-401-NG 2H 2022: initiate IND-enabling studies SNS-VSIG4 2023: Select product candidate

August 4, 2021 Training the Immune System to Fight Cancer John K. Celebi, MBA President & Chief Executive Officer September 8, 2021